UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

ASHLAND INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard P.O. Box 391 Covington, Kentucky	41012-0391
(Address of principal executive offices)	(Zip Code)

(859) 815-3333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Proposed Notes Offering

On February 20, 2013, Ashland Inc. (the “Company”) announced that it has commenced a proposed offering (the “Notes Offering”) of up to an aggregate of $2.3 billion in principal amount of senior notes comprised of the following tranches: (i) senior notes due 2016, (ii) senior notes due 2018, (iii) senior notes due 2022 and (iv) senior notes due 2025 (collectively, the “Notes”). The senior notes due 2016, the senior notes due 2018 and the senior notes due 2025 will each constitute a new series of senior notes. The senior notes due 2022 are being offered as additional notes under Ashland’s existing indenture, dated August 7, 2012, pursuant to which Ashland previously issued $500.0 million aggregate principal amount of 4.750% senior notes due 2022, and will form a single series of notes with the existing 4.750% senior notes due 2022. The Notes will be unsecured, unsubordinated obligations of the Company.

The Company intends to use the net proceeds of the offering (after deducting initial purchasers’ discounts and other fees and expenses), together with cash on hand, to prepay a significant portion of the outstanding loans under its senior secured credit facility, to pay costs and expenses relating to such prepayment, including accrued and unpaid interest thereon, and to pay costs associated with terminating certain interest rate swaps entered into in connection with its senior secured credit facility.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States pursuant to Regulation S under the Securities Act.

A copy of the news release announcing commencement of the Notes Offering is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Proposed Refinancing of Exisiting Credit Agreement

On February 11, 2013, the Company entered into a debt financing commitment letter (the “Commitment Letter”) with Citigroup Global Markets Inc., The Bank of Nova Scotia, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., PNC Bank, National Association and PNC Capital Markets LLC (together with one or more of their affiliates, the “Commitment Parties”). Pursuant to the Commitment Letter, certain of the Commitment Parties will act as the initial lenders, joint lead arrangers and joint book running managers with respect to a proposed $1.2 billion senior unsecured revolving credit facility (the “Senior Credit Facility”), to be available on its closing date subject to the terms and conditions set forth in the Commitment Letter. If the Senior Credit Facility is entered into, the Company expects to make an initial borrowing under the Senior Credit Facility to repay any remaining amounts outstanding under the existing Credit Agreement dated as of August 23, 2011 (the “Existing Credit Agreement”), among the Company, the lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., U.S. Bank National Association and PNC Bank, National Association, as Co-Documentation Agents, after the application of the proceeds from the Notes Offering described above. If the Senior Credit Facility is entered into, the Company will be permitted to make additional borrowings under the Senior Credit Facility from time to time and may do so for, among other things, ongoing working capital and other general corporate purposes of the Company.

The Senior Credit Facility is subject to the negotiation of a mutually acceptable credit agreement and other mutually acceptable definitive documentation, which will include certain representations and warranties, affirmative and negative covenants, financial covenants and events of default that are customarily required for similar financings. Additionally, the Commitment Parties’ obligations to provide the financing are subject to the satisfaction of specified conditions, including the issuance of the

Notes and the use of the proceeds therefrom described above, the Commitment Parties obtaining at least $375.0 million of additional commitments under the Senior Credit Facility, the accuracy of the representations and warranties and the absence of defaults.

The documentation governing the Senior Credit Facility has not been finalized and, accordingly, the actual terms may differ from the description of such terms in the foregoing summary of the Commitment Letter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release announcing Commencement of the Notes Offering dated February 20, 2013.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this news release or otherwise except as required by securities or other applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

Date: February 20, 2013	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release announcing Commencement of the Notes Offering dated February 20, 2013.